SUPPLEMENT DATED MAY 29, 2020
TO THE SUMMARY PROSPECTUS DATED NOVEMBER 29, 2019
OF
TRIMTABS ALL CAP U.S. FREE-CASH-FLOW ETF (TTAC)
(a series of TrimTabs ETF Trust)

The following replaces the information appearing under the heading “Decile Rankings of Index Stocks” on page 2 and of the summary prospectus in the section titled “Principal Investment Strategies”:

Decile Rankings of Index Stocks.
The Adviser employs a quantamental process using proprietary quantitative models to generate decile rankings (i.e., top 10%, top 20%, top 30%, etc.) for stocks included in the Index, which is based on the following criteria:

(1) Strong Free Cash Flow: based on proprietary measures of Free Cash Flow profitability and growth (Free Cash Flow (FCF) represents the cash that a company is able to generate after accounting for capital expenditures);

(2) High-Quality Balance Sheet: based on proprietary measures of quality, leverage and underlying trends;

(3) Actual Share Reduction: based on the relative decrease and trend in their outstanding shares over different periods in real-time.

The top decile of stocks ranked represent the companies with (1) the strongest proprietary Free Cash Flow rankings, (2) strongest proprietary balance sheet rankings, and (3) the largest share reduction rankings, respectively, based on the Adviser’s sequential layering process.

Please keep this supplement with your summary prospectus for future reference.